UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2013 (January 14, 2013)

Westway Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34586	20-4755936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

365 Canal Street, Suite 2900 New Orleans, LA		70130
(Address of Principal Executive Offices)		(Zip Code)

(504) 525-9741

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 14, 2013, Westway Group, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of December 20, 2012, by and among Bishop Infrastructure II Acquisition Company, Inc., a Delaware corporation (“Parent”), Bishop Infrastructure III Acquisition Company, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company.

A copy of the Amendment is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Important Additional Information and Where to Find It

This communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company or any other securities. On December 31, 2012, Merger Sub and Parent filed with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO (the “Schedule TO”). Thereafter, the Company filed with the SEC a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 (“Schedule 14D-9”) with respect to the tender offer that is the subject of the Schedule TO. Each of the Schedule TO and the Schedule 14D-9 has been mailed to the Company’s stockholders. These documents, as amended from time to time, contain important information about Merger Sub, Parent, the Company, the tender offer and other related matters. The offer to purchase outstanding securities in the Company is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed with the Schedule TO. Investors are urged to read each of the Schedule TO and the Schedule 14D-9 carefully before making any decision with respect to the tender offer.

Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer. In addition, the tender offer statement and related documentation will be made available by Merger Sub (when available) and the solicitation/recommendation statement and related documents (when available) may be obtained by directing such requests to Westway at 504-525-9741.

Forward-Looking Statements

Information provided and statements contained in this Current Report that are not purely historical, such as statements regarding expectations about the tender offer or future business plans, prospective performance and opportunities, regulatory approvals, the expected timing of the completion of the tender offer and/or subsequent merger and the ability to complete the tender offer and/or subsequent merger considering the various closing conditions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements only speak as of the date of this Current Report, and the Company assumes no obligation to update the information included in this Current Report. Statements made in this Current Report that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the possibility that the tender offer and/or subsequent merger does not close, the risk that business disruption relating to the tender offer and/or subsequent merger may be greater than anticipated and other specific risk factors discussed herein and in other releases and public filings made by the Company (including filings by the Company with the SEC). Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Amendment No. 1 to Agreement and Plan of Merger, dated January 14, 2013, by and among Parent, Purchaser and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westway Group, Inc.

	By:	/s/ Thomas A. Masilla, Jr.
Date: January 16, 2013		Thomas A. Masilla,, Jr., Chief Financial Officer